Exhibit 32.2

          CERTIFICATION BY CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Quarterly Report of Werner Enterprises, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The Report fully complies with the requirements of
          Section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     2.   The  information  contained in the  Report  fairly
          presents, in all material  respects, the financial
          condition  and  results   of  operations   of  the
          Company.



November 1, 2004                   /s/ John J. Steele
                                   -------------------------
                                   John J. Steele
                                   Senior Vice President, Treasurer and
                                   Chief Financial Officer